UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

ENERGY EXPLORATION TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	000-24027	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1400, 505 3rd Street, S.W., Calgary, Alberta, Canada T2P 3E6
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 264–7020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Energy Exploration Technologies Inc has set the date of the upcoming Annual and Special meeting of Shareholders as Thursday, September 28, 2006 at the Calgary Petroleum Club, 319 – 5th Avenue SW Calgary, Alberta Canada at 3:00 pm.

Item 9.01 Exhibits

99.1 Olympia Trust Company Letter filed with August 11, 2006 via SEDAR in Canada.

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY EXPLORATION TECHNOLOGIES INC.
(Registrant)

Date: August 11, 2006

By:  /s/ George Liszicasz

Name: George Liszicasz

Title:  Chief Executive Officer

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